Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,149,999,960.00
Previously Paid Amount	0.00
Total Fee Amount	176,064.99
Total Offset Amount	0.00
Net Fee	$ 176,064.99
Final Prospectus	false